                                                                    EXHIBIT 10.3


[LOGO OF SILICON VALLEY BANK]


                          LOAN AND SECURITY AGREEMENT


BORROWER:  NETVANTAGE, INC.

ADDRESS:   201 CONTINENTAL BOULEVARD, SUITE 201
           EL SEGUNDO, CALIFORNIA  90245

DATE:      JULY 15, 1996
                --

THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and the borrower named above (the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1.  LOANS.

  1.1 LOANS. Silicon, in its reasonable discretion, will make loans to the Borrower (the "Loans") in amounts determined by Silicon in its reasonable discretion up to the amount (the "Credit Limit") shown on the Schedule to this Agreement (the "Schedule"), provided no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default has occurred. The Borrower is responsible for monitoring the total amount of Loans and other Obligations outstanding from time to time, and Borrower shall not permit the same, at any time, to exceed the Credit Limit. If at any time the total of all outstanding Loans and all other Obligations exceeds the Credit Limit, the Borrower shall immediately pay the amount of the excess to Silicon, without notice or demand.

  1.2 INTEREST. All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule hereto. Interest shall be payable monthly, on the due date shown on the monthly billing from Silicon to the Borrower. Silicon may, in its discretion, charge interest to Borrower's deposit accounts maintained with Silicon.

  1.3 FEES. The Borrower shall pay to Silicon a loan origination fee in the amount shown on the Schedule hereto concurrently herewith. This fee is in addition to all interest and other sums payable to Silicon and is not refundable.

  1.4 LETTERS OF CREDIT. Silicon, in its reasonable discretion, will, from time to time during the term of this Agreement, on the request of the Borrower, issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed the Letter of Credit Sublimit shown on the Schedule, provided that, on the date the Letters of Credit are to be issued, Borrower has available to it Loans in an amount equal to or greater than the face amount of the Letters of Credit to be issued. Letters of Credit shall be in form and substance acceptable to Silicon in its sole discretion, shall be payable in United States dollars and shall have an expiry date no later than the Maturity Date *. Prior to the issuance of any Letters of Credit, Borrower shall execute and deliver to Silicon applications for letters of credit, and letter of credit agreements on Silicon's standard forms, and such other documentation as Silicon shall specify (the "Letter of Credit Documentation"). Fees for Letters of Credit shall be as provided in the Letter of Credit Documentation. Borrower shall indemnify, defend and hold Silicon harmless from any loss, cost, expense or liability, including without limitation reasonable attorneys fees, arising out of or relating to Letters of Credit. The Credit Limit and the Loans available to Borrower under this Agreement shall be reduced by the face amount of Letters of Credit from time to time outstanding.

  * PROVIDED THAT LETTERS OF CREDIT MAY HAVE A MATURITY DATE UP TO TWELVE MONTHS BEYOND THE MATURITY DATE IN EFFECT FROM TIME TO TIME, PROVIDED THAT IF ON THE MATURITY DATE, OR ON ANY EARLIER EFFECTIVE DATE OF TERMINATION, THERE ARE ANY OUTSTANDING LETTERS OF CREDIT ISSUED BY SILICON OR ISSUED BY ANOTHER INSTITUTION BASED UPON AN APPLICATION, GUARANTEE, INDEMNITY OR SIMILAR AGREEMENT ON THE PART OF SILICON, THEN ON SUCH DATE BORROWER SHALL PROVIDE TO SILICON CASH COLLATERAL IN AN AMOUNT EQUAL TO THE FACE AMOUNT OF ALL SUCH LETTERS OF CREDIT PLUS ALL INTEREST, FEES AND COST DUE OR TO BECOME DUE IN CONNECTION THEREWITH, TO SECURE ALL OF THE OBLIGATIONS RELATING TO SAID LETTERS OF CREDIT, PURSUANT TO SILICON'S THEN STANDARD FORM CASH PLEDGE AGREEMENT.


NOTE TO EDGAR VERSION:  Deleted language is indicated by brackets, not strike-throughs.

Silicon Valley Bank                                  Loan and Security Agreement
--------------------------------------------------------------------------------

2.  GRANT OF SECURITY INTEREST.

  2.1 OBLIGATIONS. The term "Obligations" as used in this Agreement means the following: the obligation to pay all Loans and all interest thereon when due, and to pay and perform when due all other present and future indebtedness, liabilities, obligations, guarantees, covenants, agreements, warranties and representations of the Borrower to Silicon, whether joint or several, monetary or non-monetary, and whether created pursuant to this Agreement or any other present or future agreement or otherwise. Silicon may, in its discretion, require that Borrower pay monetary Obligations in cash to Silicon, or charge them to Borrower's Loan account, in which event they will bear interest at the same rate applicable to the Loans. Silicon may also, in its discretion, charge any monetary Obligations to Borrower's deposit accounts maintained with Silicon. Silicon will notify the Borrower of any such charges to Borrower's deposit accounts. Such charges shall not be deemed to be a setoff for any purpose.

  2.2 COLLATERAL. As security for all Obligations, the Borrower hereby grants Silicon a continuing security interest in all of the Borrower's interest in the types of property described below, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): (a) All accounts, contract rights, chattel paper, letters of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to the Borrower; (b) All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Borrower's business, and all warehouse receipts and other documents; and (c) All equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs; (d) All general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, security deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against Silicon, all rights to purchase or sell real or personal property, all rights as a licensor or licensee of any kind, all royalties, licenses, processes, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (e) All books and records, whether stored on computers or otherwise maintained; and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing. Silicon's security interest in any present or future technology (including patents, trade secrets, and other technology) shall be subject to any licenses or rights now or in the future granted by the Borrower to any third parties in the ordinary course of Borrower's business; provided that if the Borrower proposes to sell, license or grant any other rights with respect to any technology in a transaction that, in substance, conveys a major part of the economic value of that technology, Silicon shall first be requested to release its security interest in the same, and Silicon may withhold such release in its discretion *.

  * PROVIDED THAT IT IS UNDERSTOOD THAT SILICON WILL NOT WITHHOLD ITS CONSENT TO
    --------
A TRANSACTION THAT PERMITS A THIRD PARTY TO COMPLETE MANUFACTURING OF A PRODUCT INVOLVING SUCH TECHNOLOGY ONLY, WITHOUT THE GRANT OF ANY OTHER RIGHTS TO SUCH PARTY IN SUCH TECHNOLOGY ARISING IN CONNECTION THEREWITH

3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

  The Borrower represents and warrants to Silicon as follows, and the Borrower covenants that the following representations will continue to be true, and that the Borrower will comply with all of the following covenants:

  3.1 CORPORATE EXISTENCE AND AUTHORITY. The Borrower, if a corporation, is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on the Borrower. The execution, delivery and performance by the Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, are enforceable against the Borrower in accordance with their terms, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement or instrument which is binding upon the Borrower. Borrower has no subsidiaries except as set forth on the Schedule.

  3.2 NAME; TRADE NAMES AND STYLES. The name of the Borrower set forth in the heading to this Agreement is its correct name. Listed on the Schedule hereto are all prior names of the Borrower and all of Borrower's present and prior trade names. The Borrower shall give Silicon 15 days' prior written notice before changing its name or doing business under any other name. The Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

  3.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is the Borrower's chief executive office. In addition, the Borrower has places of business and Collateral is located only at the locations set forth on the Schedule to this Agreement. The Borrower will give Silicon at least 15 days prior written notice before changing its chief executive office or locating the Collateral at any other location.

Silicon Valley Bank                                  Loan and Security Agreement
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  3.4  TITLE TO COLLATERAL; PERMITTED LIENS.  The Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of equipment which are leased by the Borrower *. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for the following ("Permitted Liens"): (i) purchase money security interests in specific items of equipment;
(ii) leases of specific items of equipment; (iii) liens for taxes not yet payable; (iv) additional security interests and liens consented to in writing by Silicon in its reasonable discretion, which consent shall not be unreasonably withheld; and (v) security interests being terminated substantially concurrently with this Agreement. Silicon will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on Silicon's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of Silicon, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that the Borrower agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement. Silicon now has, and will continue to have, a perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and the Borrower will at all times defend Silicon and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture.

 * AND SUBJECT TO THE PROVISIONS SET FORTH IN THE LAST SENTENCE OF SECTION 2.2 HEREOF

  3.5 MAINTENANCE OF COLLATERAL. The Borrower will maintain the Collateral in good working condition *, and the Borrower will not use the Collateral for any unlawful purpose. The Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.

 * , SUBJECT TO ORDINARY WEAR AND TEAR

  3.6 BOOKS AND RECORDS. The Borrower has maintained and will maintain at the Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

  3.7 FINANCIAL CONDITION AND STATEMENTS. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect the financial condition of the Borrower, at the times and for the periods therein stated *. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and will continue to be solvent. The Borrower will provide Silicon: (i) within 30 days after the end of each month, a monthly financial statement prepared by the Borrower, and a Compliance Certificate in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of the Borrower, certifying that as of the end of such month the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule and such other information as Silicon shall reasonably request; ** [and (ii) within 120 days following the end of the Borrower's fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to Silicon.]

  * EXCEPT THAT ANY UNAUDITED QUARTERLY FINANCIAL STATEMENTS ARE SUBJECT TO YEAR END ADJUSTMENTS

  ** (ii) WITHIN 5 DAYS AFTER THE EARLIER OF THE DATE THE REPORT 10-Q IS FILED OR IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, SUCH 10-Q REPORT, A QUARTERLY FINANCIAL STATEMENT PREPARED BY THE BORROWER, AND A COMPLIANCE CERTIFICATE, SIGNED BY THE CHIEF FINANCIAL OFFICER OF THE BORROWER, CERTIFYING THAT THROUGHOUT SUCH QUARTER THE BORROWER WAS IN FULL COMPLIANCE WITH ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, AND SETTING FORTH CALCULATIONS SHOWING COMPLIANCE WITH THE FINANCIAL COVENANTS SET FORTH ON THE SCHEDULE AND SUCH OTHER INFORMATION AS SILICON SHALL REASONABLY REQUEST; AND
(iii) WITHIN 5 DAYS AFTER THE EARLIER OF THE DATE THE REPORT 10-K IS FILED OR IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, SUCH 10-K REPORT, COMPLETE ANNUAL FINANCIAL STATEMENTS, CERTIFIED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FROM THE BIG SIX ACCOUNTING FIRMS OR SUCH OTHER INDEPENDENT PUBLIC ACCOUNTANTS ACCEPTABLE TO SILICON, AND A COMPLIANCE CERTIFICATE FOR THE QUARTER THEN ENDED, SIGNED BY THE CHIEF FINANCIAL OFFICER OF THE BORROWER, CERTIFYING THAT THROUGHOUT SUCH QUARTER THE BORROWER WAS IN FULL COMPLIANCE WITH ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, AND SETTING FORTH CALCULATIONS SHOWING COMPLIANCE WITH THE FINANCIAL COVENANTS SET FORTH ON THE SCHEDULE AND SUCH OTHER INFORMATION AS SILICON SHALL REASONABLY REQUEST.

  3.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. The Borrower has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state and local law, and the Borrower has timely paid, and will timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or in the future owed by the Borrower. The Borrower may, however, defer payment of any contested taxes, provided that the Borrower (i) in good faith contests the Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies Silicon in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. The Borrower is unaware of any claims or adjustments proposed for any of the Borrower's prior tax years which could result in additional taxes becoming due and payable by the Borrower. The Borrower has paid, and shall continue to pay all amounts necessary to fund all

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Silicon Valley Bank                                  Loan and Security Agreement
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present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and the Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of the Borrower, including, without limitation, any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

  3.9 COMPLIANCE WITH LAW. The Borrower has complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations relating to the Borrower, including, but not limited to, those relating to the Borrower's ownership of real or personal property, conduct and licensing of the Borrower's business, and environmental matters.

  3.10 LITIGATION. Except as disclosed in the Schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of the Borrower's knowledge) threatened by or against or affecting the Borrower in any court or before any governmental agency (or any basis therefor known to the Borrower) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of the Borrower, or in any material impairment in the ability of the Borrower to carry on its business in substantially the same manner as it is now being conducted. The Borrower will promptly inform Silicon in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against the Borrower involving amounts in excess of $100,000.

  3.11 USE OF PROCEEDS. All proceeds of all Loans shall be used solely for lawful business purposes.

4.  ADDITIONAL DUTIES OF THE BORROWER.

  4.1 FINANCIAL AND OTHER COVENANTS. The Borrower shall at all times comply with the financial and other covenants set forth in the Schedule to this Agreement.

  4.2 OVERADVANCE; PROCEEDS OF ACCOUNTS. If for any reason the total of all outstanding Loans and all other Obligations exceeds the Credit Limit, without limiting Silicon's other remedies, and whether or not Silicon declares an Event of Default, Borrower shall remit to Silicon all checks and other proceeds of Borrower's accounts and general intangibles, * in the same form as received by Borrower, within one day after Borrower's receipt of the same, to be applied to the Obligations in such order as Silicon shall determine in its discretion.

 * , TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW,

  4.3 INSURANCE. The Borrower shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to Silicon, in such form and amounts as Silicon may reasonably require. All such insurance policies shall name Silicon as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Silicon. Upon receipt of the proceeds of any such insurance, Silicon shall apply such proceeds in reduction of the Obligations as Silicon shall determine in its sole and absolute discretion, except that, provided no Event of Default has occurred, Silicon shall release to the Borrower insurance proceeds with respect to equipment totaling less than $100,000, which shall be utilized by the Borrower for the replacement of the equipment with respect to which the insurance proceeds were paid. Silicon may require reasonable assurance that the insurance proceeds so released will be so used.
If the Borrower fails to provide or pay for any insurance, Silicon may, but is not obligated to, obtain the same at the Borrower's expense. The Borrower shall promptly deliver to Silicon copies of all reports made to insurance companies.

  4.4 REPORTS. The Borrower shall provide Silicon with such written reports with respect to the Borrower (including without limitation budgets, sales projections, operating plans and other financial documentation), as Silicon shall from time to time reasonably specify.

  4.5 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At all reasonable times, and upon one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy the Borrower's accounting books and records and Borrower's books and records relating to the Collateral. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and
* attorneys, and pursuant to any subpoena or other legal process. The foregoing audits shall be at Silicon's expense, except that the Borrower shall reimburse Silicon for its reasonable [out of pocket] costs for semi-annual accounts receivable audits by Silicon, its agents, or third parties retained by Silicon, and Silicon may debit Borrower's deposit accounts with Silicon for the cost of such semi-annual accounts receivable audits (in which event Silicon shall send notification thereof to the Borrower). Notwithstanding the foregoing, after the occurrence of an Event of Default all audits shall be at the Borrower's expense.

 * ITS

  4.6 NEGATIVE COVENANTS. Except as may be permitted in the Schedule hereto, the Borrower shall not, without Silicon's prior written consent, do any of the following: (i) merge or consolidate with another corporation, except that the Borrower may merge or consolidate with another corporation if the Borrower is the surviving corporation in the merger and the aggregate value of the assets acquired in the merger do not exceed 25% of Borrower's Tangible Net Worth (as defined in the Schedule) as of the end of the month prior to the effective date of the merger, and the assets of the corporation acquired in the merger are not subject to any liens or encumbrances, except Permitted Liens; (ii) acquire any assets outside the ordinary course of business for an aggregate purchase price exceeding 25% of Borrower's Tangible Net Worth (as defined in the Schedule) as of the end of the month prior to the effective date of the acquisition; (iii) enter into any other transaction outside the ordinary course of business (except as permitted by the other provisions of this Section); (iv) sell

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Silicon Valley Bank                                  Loan and Security Agreement
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or transfer any Collateral, except for the sale of finished inventory in the ordinary course of the Borrower's business, and except for the sale of obsolete or unneeded equipment in the ordinary course of business; (v) make any loans of any money or any other assets; (vi) incur any debts, outside the ordinary course of business, which would have a material, adverse effect on the Borrower or on the prospect of repayment of the Obligations; (vii) guarantee or otherwise become liable with respect to the obligations of another party or entity; (viii) pay or declare any dividends on the Borrower's stock (except for dividends payable solely in stock of the Borrower); (ix) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of the Borrower's stock; (x) make any change in the Borrower's capital structure which has a material adverse effect on the Borrower or on the prospect of repayment of the Obligations; or
(xi) dissolve or elect to dissolve. Transactions permitted by the foregoing provisions of this Section are only permitted if no Event of Default and no event which (with notice or passage of time or both) would constitute an Event of Default would occur as a result of such transaction.

  4.7 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against Silicon with respect to any Collateral or in any manner relating to the Borrower, the Borrower shall, without expense to Silicon, make available the Borrower and its officers, employees and agents and the Borrower's books and records to the extent that Silicon may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

  4.8 VERIFICATION. Silicon may, from time to time, following prior notification to Borrower, verify directly with the respective account debtors the validity, amount and other matters relating to the Borrower's accounts, by means of mail, telephone or otherwise, either in the name of the Borrower or Silicon or such other name as Silicon may reasonably choose, provided that no prior notification to Borrower shall be required following an Event of Default.

  4.9 EXECUTE ADDITIONAL DOCUMENTATION. The Borrower agrees, at its expense, on request by Silicon, to execute all documents in form satisfactory to Silicon, as Silicon, may deem reasonably necessary or useful in order to perfect and maintain Silicon's perfected security interest in the Collateral, and in order to fully consummate all of the transactions contemplated by this Agreement.

5.  TERM.

  5.1 MATURITY DATE. This Agreement shall continue in effect until the maturity date set forth on the Schedule hereto (the "Maturity Date").

  5.2 EARLY TERMINATION. This Agreement may be terminated, without penalty, prior to the Maturity Date as follows: (i) by the Borrower, effective three business days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately.

  5.3 PAYMENT OF OBLIGATIONS. On the Maturity Date or on any earlier effective date of termination, the Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Without limiting the generality of the foregoing, if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding letters of credit issued by Silicon or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Silicon, then on such date Borrower shall provide to Silicon cash collateral in an amount equal to the face amount of all such letters of credit plus all interest, fees and cost due or to become due in connection therewith, to secure all of the Obligations relating to said letters of credit, pursuant to Silicon's then standard form cash pledge agreement. Notwithstanding any termination of this Agreement, all of Silicon's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that, without limiting the fact that Loans are subject to the reasonable discretion of Silicon, Silicon may, in its sole discretion, refuse to make any further Loans after termination. No termination shall in any way affect or impair any right or remedy of Silicon, nor shall any such termination relieve the Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations, Silicon shall promptly deliver to the Borrower termination statements, requests for reconveyances and such other documents as may be required to fully terminate any of Silicon's security interests.

6.  EVENTS OF DEFAULT AND REMEDIES.

  6.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and the Borrower shall give Silicon immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to Silicon by the Borrower or any of the Borrower's officers, employees or agents, now or in the future, shall be untrue or misleading in any material respect; or (b) the Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Loans and other Obligations outstanding at any time exceed the Credit Limit; or (d) the Borrower shall fail to comply with any of the financial covenants set forth in the Schedule or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured; or (e) the Borrower shall fail to pay or perform any other non-monetary Obligation, which failure is not cured within [5] * business days after the date due; or (f) Any levy, assessment, attachment, seizure, lien or encumbrance is made on all or any part of the Collateral which is not cured within [10] ** days after the occurrence of the same; or (g) Dissolution, termination of existence, insolvency or business failure of the Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of

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Silicon Valley Bank                                  Loan and Security Agreement
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creditors by, or the commencement of any proceeding by the Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (h) the commencement of any proceeding against the Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 30 days after the date commenced; (i) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing; or commencement of proceedings by any guarantor of any of the Obligations under any bankruptcy or insolvency law; or (j) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities or other property or asset of any kind pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing; or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law, ***; or (k) the Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement or if any person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (l) there shall be a change in [the record or beneficial ownership of an aggregate of more than 20% of the outstanding shares of stock] **** of the Borrower, in one or more transactions, compared to the ownership of outstanding shares of stock of the Borrower in effect on the date hereof, without the prior written consent of Silicon; or (m) a material adverse change occurs in the business, operations, or financial or other condition of the Borrower, or a material impairment occurs in the prospect of payment of the Obligations, or there is a material impairment of the value or priority of Silicon's security interest in the Collateral; or (n) the Borrower shall generally not pay its debts as they become due; or the Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law. Silicon may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred.

 * 10

 ** 20

  *** PROVIDED THAT WITH RESPECT TO THE COMMENCEMENT OF PROCEEDINGS AGAINST ANY
      --------
SUCH THIRD PARTY UNDER ANY BANKRUPTCY OR INSOLVENCY LAW, AN EVENT OF DEFAULT SHALL ONLY ARISE WHEN SUCH PROCEEDINGS ARE NOT CURED BY THE DISMISSAL THEREOF WITHIN 30 DAYS AFTER THE DATE COMMENCED

 **** CONTROL

  6.2 REMEDIES. Upon the occurrence of any Event of Default, and at any time thereafter, Silicon, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by the Borrower), may do any one or more of the following: (a) Cease making Loans and cease extending letters of credit or other credit facilities to or for the benefit of the Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose the Borrower hereby authorizes Silicon without judicial process to enter onto any of the Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof without charge for so long as Silicon deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Silicon seek to take possession of any or all of the Collateral by Court process, the Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Silicon retain possession of and not dispose of any such Collateral until after trial or final judgment; (d) Require the Borrower to assemble any or all of the Collateral and make it available to Silicon at places designated by Silicon which are reasonably convenient to Silicon and the Borrower, and to remove the Collateral to such locations as Silicon may deem advisable; (e) Require Borrower to deliver to Silicon, in kind, all checks and other payments received with respect to all accounts and general intangibles, together with any necessary indorsements, within one day after the date received by the Borrower; (f) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Silicon shall have the right to use the Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (g) Sell, lease or otherwise dispose of any of the Collateral in its condition at the time Silicon obtains possession of it or after further manufacturing, processing or repair, at any one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Silicon shall have the right to conduct such disposition on the Borrower's premises without charge, for such time or times as Silicon deems reasonable, or on Silicon's premises, or elsewhere and the Collateral need not be located at the place of disposition. Silicon may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private

Silicon Valley Bank                                  Loan and Security Agreement
--------------------------------------------------------------------------------

disposition. Any sale or other disposition of Collateral shall not relieve the Borrower of any liability the Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (h) Demand payment of, and collect any accounts and general intangibles comprising Collateral and, in connection therewith, the Borrower irrevocably authorizes Silicon to endorse or sign the Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to the Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Silicon's sole discretion, to grant extensions of time to pay, compromise claims and settle accounts and the like for less than face value; (i) Offset against any sums in any of Borrower's general, special or other deposit accounts with Silicon; and (j) Demand and receive possession of any of the Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of Silicon's rights and remedies, from and after the occurrence of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional five percent per annum.

  6.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. The Borrower and Silicon agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to the Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by Silicon, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m; (v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, Silicon may (but is not obligated to) direct any prospective purchaser to ascertain directly from the Borrower any and all information concerning the same. Silicon may employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

  6.4 POWER OF ATTORNEY. Upon the occurrence of any Event of Default, without limiting Silicon's other rights and remedies, the Borrower grants to Silicon an irrevocable power of attorney coupled with an interest, authorizing and permitting Silicon (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to the Borrower, and at the Borrower's expense, to do any or all of the following, in the Borrower's name or otherwise: (a) Execute on behalf of the Borrower any documents that Silicon may, in its sole and absolute discretion, deem advisable in order to perfect and maintain Silicon's security interest in the Collateral, or in order to exercise a right of the Borrower or Silicon, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements; (b) Execute on behalf of the Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Silicon's Collateral or in which Silicon has an interest; (c) Execute on behalf of the Borrower, any invoices relating to any account, any draft against any account debtor and any notice to any account debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of the Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into Silicon's possession; (e) Endorse all checks and other forms of remittances received by Silicon; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle accounts and general intangibles for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of the Borrower's taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, the Borrower to give Silicon the same rights of access and other rights with respect thereto as Silicon has under this Agreement; and (k) Take any action or pay any sum required of the Borrower pursuant to this Agreement and any other present or future agreements. Silicon shall exercise the foregoing powers in a commercially reasonable manner. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall Silicon's rights under the foregoing power of attorney or any of Silicon's other rights under this Agreement be deemed to indicate that Silicon is in control of the business, management or properties of the Borrower.

  6.5 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale of the Collateral shall be applied by Silicon first to the costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of

Silicon Valley Bank                                  Loan and Security Agreement
--------------------------------------------------------------------------------

the Obligations, in such order as Silicon shall determine in its sole discretion. Any surplus shall be paid to the Borrower or other persons legally entitled thereto; the Borrower shall remain liable to Silicon for any deficiency. If, Silicon, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale or other disposition of Collateral, Silicon shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Silicon of the cash therefor.

  6.6 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, Silicon shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Silicon and the Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Silicon of one or more of its rights or remedies shall not be deemed an election, nor bar Silicon from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Silicon to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

7.  GENERAL PROVISIONS.

  7.1 CREDITING PAYMENTS. Payments shall not be applied to the Obligations until received by Silicon in immediately available federal funds, and any wire transfer or other payment so received after 12:00 noon Pacific time shall be deemed to have been received by Silicon as of the opening of business on the next business day.

  7.2 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by regular first-class mail, or certified mail return receipt requested, addressed to Silicon or the Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered to the Borrower or to Silicon, or at the expiration of two business days following the deposit thereof in the United States mail, with postage prepaid.

  7.3 SEVERABILITY. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

  7.4 INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between the Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral
                                                    -----------------
understandings, representations or agreements between the parties which are not
-------------------------------------------------------------------------------
set forth in this Agreement or in other written agreements signed by the parties
--------------------------------------------------------------------------------
in connection herewith.
-----------------------

  7.5 WAIVERS. The failure of Silicon at any time or times to require the Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between the Borrower and Silicon shall not waive or diminish any right of Silicon later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto. None of the provisions of this Agreement or any other agreement now or in the future executed by the Borrower and delivered to Silicon shall be deemed to have been waived by any act or knowledge of Silicon or its agents or employees, but only by a specific written waiver signed by an officer of Silicon and delivered to the Borrower. The Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, general intangible, document or guaranty at any time held by Silicon on which the Borrower is or may in any way be liable, and notice of any action taken by Silicon, unless expressly required by this Agreement.

  7.6 NO LIABILITY FOR ORDINARY NEGLIGENCE. Neither Silicon, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Silicon shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by the Borrower or any other party through the ordinary negligence of Silicon, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Silicon.

  7.7 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by the Borrower and a duly authorized officer of Silicon.

  7.8 TIME OF ESSENCE. Time is of the essence in the performance by the Borrower of each and every obligation under this Agreement.

  7.9 ATTORNEYS FEES AND COSTS. The Borrower shall reimburse Silicon for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Silicon, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs Silicon incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, account debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the

Silicon Valley Bank                                  Loan and Security Agreement
--------------------------------------------------------------------------------

automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of the Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Silicon's security interest in, the Collateral; and otherwise represent Silicon in any litigation relating to the Borrower. In satisfying Borrower's obligation hereunder to
                          ------------------------------------------------
reimburse Silicon for attorneys fees, Borrower may, for convenience, issue
--------------------------------------------------------------------------
checks directly to Silicon's attorneys, Levy, Small & Lallas, but Borrower
--------------------------------------------------------------------------
acknowledges and agrees that Levy, Small & Lallas is representing only Silicon
------------------------------------------------------------------------------
and not Borrower in connection with this Agreement. If either Silicon or the
---------------------------------------------------
Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which Silicon may be entitled pursuant to this Paragraph shall immediately become part of the Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

  7.10 BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Silicon, and any prohibited assignment shall be void. No consent by Silicon to any assignment shall release the Borrower from its liability for the Obligations.

  7.11 JOINT AND SEVERAL LIABILITY. If the Borrower consists of more than one person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

  7.12 PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are only used in this Agreement for convenience. The Borrower acknowledges that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Silicon or the Borrower under any rule of construction or otherwise.

  7.13 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of Silicon and the Borrower shall be governed by, and in accordance with, the laws of the State of California. Any undefined term used in this Agreement that is defined in the California Uniform Commercial Code shall have the meaning assigned to that term in the California Uniform Commercial Code. As a material part of the consideration to Silicon to enter into this Agreement, the Borrower (i) agrees that all actions and proceedings relating directly or indirectly hereto shall, at Silicon's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Orange County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights the Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

  7.14 MUTUAL WAIVER OF JURY TRIAL. THE BORROWER AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND THE BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR THE BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR THE BORROWER. THIS WAIVER OF THE RIGHT TO JURY TRIAL APPLIES TO ALL CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, COMMON LAW CLAIMS, STATUTORY CLAIMS AND ALL OTHER CLAIMS AND CAUSES OF ACTION OF EVERY KIND. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING JURY TRIAL WAIVER CONSTITUTES A MATERIAL INDUCEMENT TO THE OTHER PARTY TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS JURY TRIAL WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING ITS CONSULTATION WITH ITS LEGAL COUNSEL.

Borrower:

  NETVANTAGE, INC.


  By /s/ Stephen R. Rizzone
    ----------------------------
    President or Vice President


  By /s/ Thomas V. Baker
    ----------------------------
    Secretary or Ass't Secretary


Silicon:

  SILICON VALLEY BANK


  By /s/ [SIGNATURE APPEARS HERE]
    ----------------------------
  Title  Sr. Vice President
         ------------------

[LOGO OF SILICON VALLEY BANK]

                          AMENDMENT TO LOAN AGREEMENT

BORROWER:  NETVANTAGE, INC.
ADDRESS:   201 CONTINENTAL BOULEVARD, SUITE 201
           EL SEGUNDO, CALIFORNIA  90245

DATE:      AUGUST 16, 1996

    THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Loan and Security Agreement between them dated July 15, 1996, as amended from time to time (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

    1. AMENDED SCHEDULE. The Schedule to Loan Agreement is hereby amended to read as set forth in the Schedule to Loan Agreement attached hereto.

    2. FEE. The Borrower shall pay Silicon concurrently herewith a fee of $22,500. Said fee shall be in addition to all interest and other sums payable to Silicon, and shall not be refundable.

    3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

    4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                 SILICON:

NETVANTAGE, INC.                          SILICON VALLEY BANK

By /s/ Stephen R. Rizzone                 By /s/ [SIGNATURE APPEARS HERE]
  ----------------------------              -----------------------------
  President or Vice President               Title  Vice President
                                                  -----------------------

By /s/ Thomas V. Baker
  ----------------------------
  Secretary or Ass't Secretary

[LOGO OF SILICON VALLEY BANK]

                                  SCHEDULE TO
                          LOAN AND SECURITY AGREEMENT

BORROWER:  NETVANTAGE, INC.

ADDRESS:   201 CONTINENTAL BOULEVARD, SUITE 201
           EL SEGUNDO, CALIFORNIA  90245

DATE:      AUGUST 16, 1996

     THIS SCHEDULE is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

CREDIT LIMIT
(Section 1.1):      An amount not to exceed the lesser of:  (i) $5,000,000 at
                    any one time outstanding; or (ii) 70% of the Net Amount of Borrower's accounts, which Silicon in its discretion deems eligible for borrowing. "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.
                    Loans that are made based on Borrower's eligible accounts as described herein are referred to as the "Accounts Loans."

                    Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following will not be deemed eligible for borrowing: (a) accounts outstanding for more than 90 days from the invoice date*; (b) accounts subject to any contingencies, or arising from a consignment, guaranteed sale, bill and hold, sale on approval or other transaction in which payment by the account debtor is conditional; (c) accounts owing from the United States or any department, agency or instrumentality of the United States or any state, city or municipality; (d) accounts owing from an account debtor whose chief executive office or principal place of business is outside the United States (unless the account is pre-approved by Silicon in its discretion, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon, or the account arises from goods shipped or services rendered to a branch or office of the account debtor in the United States)**; (e) accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding***; (f) accounts owing from an affiliate of Borrower****; and (g) accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from, or services received from, such account debtor or otherwise (to the extent of the amount owing to such account debtor). In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days***** from the invoice date or are otherwise not eligible for borrowing, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

Silicon Valley Bank                      Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

                    * OTHER THAN FOR THE APPROVED FOREIGN DEBTORS FOR WHICH SUCH NUMBER OF DAYS SHALL BE NO MORE THAN 120 DAYS FROM THE INVOICE DATE

                    ** OTHER THAN WITH RESPECT TO SIEMENS, ALLIED TELESIS KK, NEXTCOM KK AND OLIVETTI (THE "APPROVED FOREIGN DEBTORS")

                    *** OTHER THAN WITH RESPECT TO IBM, HEWLETT PACKARD, UB NETWORKS AND/OR BAY NETWORKS, FOR WHICH THIS PERCENTAGE AMOUNT SHALL BE 50%.

                    **** (OTHER THAN WITH RESPECT TO UB NETWORKS AND NEXTCOM KK)

                    ***** OR 120 DAYS IN THE CASE OF THE APPROVED FOREIGN
                    DEBTORS

PLUS
----
TERM LOANS          Borrower shall also have the option to convert up to
                    $1,000,000, in the aggregate, of Accounts Loans to term
                    loans (individually a "Term Loan" and collectively referred to as the "Term Loans") during the period starting on the
                    original date of the Loan Agreement and ending on the date twelve months thereafter, subject, however, to the
                                              -------  -------
                    Borrower's satisfaction of all of the Conversion
                    Requirements (as defined below) in a manner satisfactory to
                    Silicon in its discretion (the date of the making of each
                    Term Loan is referred to as the "Term Loan Date").
                    Conversion of an Accounts Loan to a Term Loan as set forth herein reinstates availability under the Credit Limit
                    regarding Accounts Loans up to the initial principal amount of such Term Loan, provided that Accounts Loans in such an
                                       --------
                    amount are otherwise available to the Borrower pursuant to the terms hereof. The minimum amount of a Term Loan shall be $250,000. This option to convert Accounts Loans to Term
                    Loans is not a revolving facility and therefore repayment of principal amounts of the Term Loans does not create additional availability for the making of new Term Loans.

                    The principal balance of each Term Loan shall be repaid by the Borrower to Silicon in 36 equal monthly principal payments, commencing one month after the Term Loan Date and continuing thereafter for 35 months, on which final payment date the entire unpaid balance of such Term Loan and all other Obligations relating thereto shall be due and payable. In addition to making such indicated principal payments, Borrower shall pay to Silicon interest on the principal amount of the Term Loans outstanding from time to time in accordance with Section 1.2 of the Loan Agreement.

                    The term "Conversion Requirements" means all of the following:

                    (a) Borrower's providing written notice to Silicon stating its desire to convert a stated amount of its Accounts Loans to a Term Loan, subject to the terms and provisions of this Agreement;

                    (b) Borrower's providing written and other evidence satisfactory to Silicon in its discretion that the requested amount of the Term Loan is equal to or less than the sum of
                    (i) 80% of the sum of the invoice amounts of new items of equipment that the Borrower purchases after the date of this Agreement, satisfactory to Silicon in its discretion; (ii) 25% of the sum of the invoice amounts of software items that the Borrower purchases after the date of this Agreement, satisfactory to Silicon in its discretion; plus (iii) 25% of
                                                               ----
                    the aggregate amount of expenditures Borrower makes after the date of this Agreement on improvements to its leasehold premises not otherwise included in items (i) and (ii) hereof (the "Leasehold Improvements"), relating to a lease remaining in effect for a time

Silicon Valley Bank                      Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

                    period at least equal to the repayment term of proposed Term Loan and for such improvements that Silicon determines are acceptable in its discretion;

                    (c) if the Borrower includes Leasehold Improvements in the above calculation, Borrower's execution and delivery to Silicon of UCC fixture filings relating to the Leasehold Improvements such that Silicon establishes a first priority perfected security interest therein and the execution and delivery to Silicon of landlord waivers, in each case in form and substance satisfactory to Silicon in its discretion;

                    (d) Borrower's providing written and other evidence satisfactory to Silicon that it has complied with either the Debt Service Ratio (relating to the Borrower's most recent two fiscal quarters) or the Liquidity Coverage Ratio (relating to the Borrower's most recent month end period), as such ratios are set forth in Section 4.1 of this Schedule;

                    (e) Borrower's payment to Silicon of a fee equal to .25% of the amount of proposed Term Loan, which shall be not be refundable and shall in addition to all interest and to all other amounts payable hereunder;

                    (f) Borrower's execution and delivery of such additional documents and Borrower's taking such additional actions as Silicon determines are necessary or desirable in its discretion; and

                    (g) No Event of Default is then occurring or would otherwise arise as a result of the making of the Term Loan.

INTEREST RATE
(Section 1.2):      Accounts Loans:  A rate equal to the "Prime Rate" in effect
                    --------------
                    from time to time, plus 2.00% per annum, provided that on
                                                             --------
                    and after such time after the date hereof that Borrower incurs no losses (after taxes) in two consecutive fiscal quarters, the rate shall be equal to "Prime Rate" in effect from time to time, plus 1.50% per annum.

                    Term Loans:  A rate equal to the "Prime Rate" in effect from
                    ----------
                    time to time, plus 2.0% per annum.

                    Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN ORIGINATION FEE
(Section 1.3):      SEE AMENDMENT OF EVEN DATE.  (Any Commitment Fee previously paid by the Borrower in connection with this loan shall be credited against this Fee.)

LETTER OF CREDIT SUBLIMIT
(Section 1.4):      $500,000

MATURITY DATE
(Section 5.1):      JULY 15, 1997, PROVIDED THAT THE MATURITY DATES REGARDING
                                   --------
                    THE TERM LOANS, IF ANY, ARE AS SET FORTH IN SECTION 1.1
                    ABOVE.

Silicon Valley Bank                      Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

SUBSIDIARIES OF BORROWER
(Section 3.1):      NONE

PRIOR NAMES OF BORROWER
(Section 3.2):      NONE

PRESENT TRADE NAMES OF BORROWER
(Section 3.2):      NONE

PRIOR TRADE NAMES OF BORROWER
(Section 3.2):      NONE

OTHER LOCATIONS AND ADDRESSES
(Section 3.3):      NONE

MATERIAL ADVERSE LITIGATION
(Section 3.10):     NONE

NEGATIVE COVENANTS-EXCEPTIONS
(Section 4.6):      Without Silicon's prior written consent, Borrower may do the following, provided that, after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) repurchase shares of Borrower's stock pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Borrower for such stock does not exceed $100,000 in any fiscal year and
                    (ii) make loans to, or guaranties of indebtedness of, employees in an aggregate amount outstanding for such loans and guaranties not to exceed $50,000 at any one time.

FINANCIAL COVENANTS
(Section 4.1):      Borrower shall comply with all of the following covenants.
                    Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

  QUICK ASSET
  RATIO: Borrower shall maintain a ratio of "Quick Assets" to current liabilities of not less than .60 to 1 starting with the month ending June 30, 1996 through and including the month ending September 30, 1996; thereafter, Borrower shall maintain a ratio of "Quick Assets" to current liabilities of not less than 1.50 to 1.

  CURRENT RATIO:    Borrower shall maintain a ratio of current assets to current liabilities of not less than 1.25 to 1 starting with the month ending June 30, 1996 through and including the month ending September 30, 1996; thereafter, Borrower shall maintain a ratio of current assets to current liabilities of not less than 2.00 to 1.

  TANGIBLE NET
  WORTH: Borrower shall maintain a tangible net worth of not less than $3,300,000 starting with the month ending June 30, 1996 through and including the month ending September 30, 1996; thereafter, Borrower shall maintain a tangible net worth of not less than $13,000,000.

  DEBT TO TANGIBLE
  NET WORTH RATIO:  Borrower shall maintain a ratio of total liabilities to tangible net worth of not more than 2.50 to 1 starting with the month ending June 30, 1996 through and including the month ending September 30, 1996; thereafter, Borrower shall maintain a ratio of total liabilities to tangible net worth of not more than .80 to 1.

PROFITABILITY       Beginning with the fiscal quarter ending September 30, 1996,
                    Borrower shall not incur a loss (after taxes) for any fiscal quarter during the term hereof other than for a single fiscal quarter after September 30, 1996 during the term hereof, in which quarter Borrower may incur a one-time loss
                    (after taxes) in an amount not to exceed $800,000.

DEBT SERVICE
RATIO/LIQUIDITY
RATIO               Borrower shall either maintain the Debt Service Ratio as set
                                   ------
                    forth below or the Liquidity Ratio as set forth below at all times that the Term Loan is outstanding:

                    Debt Service Ratio: Borrower shall maintain a quarterly Debt
                    ------------------
                    Service Ratio (as referred to below) relating to the immediately preceding two fiscal quarters of not less than
                    1.50 to 1.

                    Liquidity Coverage Ratio: Borrower shall maintain a
                    ------------------------
                    Liquidity Coverage Ratio of 2.0 to 1 on a monthly basis.

DEFINITIONS:        "Current assets," and "current liabilities" shall have the meanings ascribed to them in accordance with generally accepted accounting principles.

                    "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises.

                    "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

                    "Liquidity Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, plus 50% of the Borrower's accounts
                                          ----
                    eligible for borrowing pursuant to the terms and conditions of this Agreement minus the aggregate amount of the Loans
                                      -----
                    and Letters of Credit outstanding.

                    "Debt Service Ratio" means the ratio of (a) net income of Borrower before interest, taxes, depreciation and other non-cash amortization expenses and other non-cash expenses of the Borrower, determined in accordance with generally accepted accounting principles, consistently applied, to (b) the amount of Borrower's obligations relating to payment of interest and current maturities of principal on Borrower's outstanding long term indebtedness, determined in accordance with generally accepted accounting principles, consistently applied.

Silicon Valley Bank                      Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

                    "Liquidity Coverage Ratio" means the ratio of (a) Liquidity Quick Assets to (b) the aggregate amount of Borrower's obligations relating to the Term Loan.

  DEFERRED
  REVENUES:         For purposes of the above quick asset ratio, deferred
                    revenues shall not be counted as current liabilities. For purposes of the above debt to tangible net worth ratio, deferred revenues shall not be counted in determining total liabilities but shall be counted in determining tangible net worth for purposes of such ratio. For all other purposes deferred revenues shall be counted as liabilities in accordance with generally accepted accounting principles, consistently applied.

  SUBORDINATED
  DEBT: "Liabilities" for purposes of the foregoing covenants do not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon.

OTHER COVENANTS
(Section 4.1):      Borrower shall at all times comply with all of the following additional covenants:

                    1. BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

                    2. MONTHLY BORROWING BASE CERTIFICATE AND LISTING. Within 20 days after the end of each month, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable and accounts payable.

                    3. PRIOR WARRANTS; ADDITIONAL, NEW WARRANTS. The Borrower shall maintain in full force and effect the five-year warrants to purchase 30,000 shares of Class A Common stock of the Borrower, at $9.875 per share, on the terms and conditions of the Warrant to Purchase Stock and related documents executed and delivered in connection with the original Loan Agreement. Additionally, in connection with the execution of the Amendment to Loan Agreement of even date herewith, the Borrower shall provide Silicon with a second set of five-year warrants to purchase 30,000 shares of Class A Common stock of the Borrower, at $11.44 per share, on the terms and conditions in the Warrant to Purchase Stock and related documents being executed concurrently with this Agreement.

                    4. INDEBTEDNESS. Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for
                    (i) indebtedness to Silicon, and (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding $250,000 at any time outstanding.

                    5. DAILY COLLATERAL CONTROL. Borrower shall provide to Silicon transaction reports with respect to all of Borrower's sales, receipts and other transactions as specified from time to time by Silicon, copies of Borrower's sales and collection journals, and such other information, in such detail and with such frequency as Silicon shall from time to time specify. Borrower shall have the privilege of collecting Borrower's "accounts" (as defined in the California Uniform Commercial Code) in trust for Silicon, at Borrower's sole expense, which privilege may be revoked by Silicon at any time. All proceeds

Silicon Valley Bank                      Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

                    of all of Borrower's accounts, of every kind, in whatever form received, shall be held by the Borrower in trust for Silicon and shall be either (i) delivered by the Borrower to Silicon in kind, in the same form as received, with any necessary endorsements, within one business day after receipt, or (ii) within one business day after receipt, deposited to a bank account previously identified to Silicon, which has been established pursuant to a written agreement with Silicon which provides that all funds in such account will be transferred to Silicon on a daily basis, and in that event the Borrower shall deliver copies of all checks and other proceeds so deposited and a copy of the deposit receipt to Silicon within one business day after such deposit. Borrower shall have no right to, and agrees not to, commingle any of the proceeds of the accounts with the Borrower's own funds, and the Borrower agrees not to use, divert or withhold any such proceeds. The Borrower will, upon request by Silicon and in such form and at such times as Silicon shall request, give notice to the account debtors on the accounts of the assignment of, and the grant of a security interest in, the accounts to Silicon and Silicon may itself give such notice at any time, without notice to the Borrower, requiring such account debtors to pay the accounts directly to Silicon, and in any such event, the Borrower's privilege of collecting the accounts shall automatically be deemed revoked.

                    6. COLLATERAL CONTROL MONTHLY FEE. In addition to all other amounts payable by Borrower hereunder, Borrower shall pay to Silicon a Collateral Control Fee in the amount of $1,000 per month.

                    BORROWER:

                        NETVANTAGE, INC.



                        By /s/ Stephen R. Rizzone
                          -------------------------------
                           President or Vice President



                        By /s/ Thomas V. Baker
                          -------------------------------
                           Secretary or Ass't Secretary


                    SILICON:

                        SILICON VALLEY BANK



                        By /s/ [SIGNATURE APPEARS HERE]
                          -------------------------------
                           Title Vice President

                              Silicon Valley Bank

                         REGISTRATION RIGHTS AGREEMENT

     ISSUER:   NETVANTAGE, INC.

     ADDRESS:  201 CONTINENTAL BOULEVARD, SUITE 201
               EL SEGUNDO, CALIFORNIA 90245-4427

     DATE:


THIS REGISTRATION RIGHTS AGREEMENT is entered into as of the above date by and between SILICON VALLEY BANK ("Purchaser"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and the above Company, whose address is set forth above.


                                    RECITALS


     A. Concurrently with the execution of this Agreement, the Purchaser is purchasing from the Company a Warrant to Purchase Stock (the "Warrant") pursuant to which Purchaser has the right to acquire from the Company the Shares (as defined in the Warrant).

     B. By this Agreement, Purchaser and the Company desire to set forth the registration rights of the Shares, all as provided herein.

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

1.   REGISTRATION RIGHTS. The Company, and the Purchaser with respect to
     -------------------
Sections 1.6 and 2, covenant and agree as follows:

     1.1 Certain Definitions. As used in this Exhibit B the following terms
         -------------------
shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Common" shall mean any shares of any class of common stock of the Company.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Founding Shareholder" shall mean any person who holds, or who controls an entity that holds, irrespective of any escrow provision or redemption or repurchase rights of the Company, at least two percent (2%) of the Company's outstanding Common (assuming conversion of all outstanding preferred stock or Class B and Class E Common).

          "Holder" shall mean (i) any Purchaser to the extent such Purchaser holds Shares or Registrable Securities and (ii) any Permitted Transferee holding Shares or Registrable Securities.

          "Permitted Transferees" shall mean any party to whom Each Purchaser may transfer stock pursuant the Sections 4.2 and 4.3 of the Warrant without a registration or opinion of counsel if such transferee expressly assumes the obligations of a Purchaser under this Agreement.

          The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registrable Securities" means the Shares, or shares issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Shares held by a Holder, excluding, however any Shares sold in a transaction pursuant to a registration statement or pursuant to Rule 144.

          "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company and Selling Expenses).

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal Statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale.

     1.2  Right to Registration. If at any time or from time to time, the
          ---------------------
Company shall determine to register any Common for its own account or for the account of others, other than a registration relating solely to employee benefit plans or a registration relating solely to a Commission Rule 145 transaction or a registration on any registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

          (a) promptly give to all Holders and Founding Shareholders written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

          (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all of the Registrable Securities specified in a written request by a Holder and all shares of Common specified in a written request or requests by Founding Shareholders, provided such written requests are received by the Company within twenty (20) days following receipt by such Holders and Founding Shareholders of such notice from the Company.

     1.3  Underwriting. If the registration of which the Company gives notice is
          ------------
for a registered public offering involving an underwriting, the Company shall so advise the Holders and Founding Shareholders in the written notice given pursuant to paragraph 1.2(a). In such event, the right of any Holder and Founding Shareholder to registration pursuant to Section 1.2 shall be conditioned upon such party's participation in such underwriting and the inclusion of such party's Registrable Securities and such Founding Shareholder's Common in the underwriting to the extent provided herein. All parties proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in the customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of Section 1.2, if the Company and the underwriter or underwriters determine that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude from such underwriting all or some of the shares proposed for registration on behalf of Holders, Founding Shareholders, and other holders of Company securities, on the following basis:

          (a) shares held by any person who does not have contractual rights to cause the Company to register such shares shall first be excluded;

          (b) if further reductions are required, the shares that Founding Shareholders have requested to be registered will next be excluded, such reductions to be allocated as nearly as practicable based on the pro rata share of the number of shares requested by all Founding Shareholder to be registered; and

          (c) if further reductions are required, Registrable Securities will next be excluded, such reductions to be allocated as nearly as practicable among Holders in proportion to the number of shares that such Holder requests to be registered hereunder bears to the total number of shares that all Holders request to be registered, unless all such Holders shall otherwise unanimously agree and advise the Company in writing.

          No shares excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder or Founding Shareholder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such shares a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used above in determining the underwriter limitation.

     1.4  Preparation and Filing. In the case of each registration,
          ----------------------
qualification, or compliance effected by the Company pursuant to this Exhibit B, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification, and compliance and as to the completion thereof. At its expense the Company will:

          (a) Keep such registration, qualification, or compliance effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs.

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in the usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (d) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

          (e) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Exhibit B, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with said registration, if such securities are being sold through underwriters, or the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     1.5   Expenses of Registration. All Registration Expenses incurred in
           ------------------------
connection with any registration under this Exhibit B shall be borne by the Company; and all Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

     1.6  Indemnification.
          ---------------

          (a) The Company shall indemnify each Holder (which term, for purposes of this Section 1.6, shall be deemed to include Founding Shareholders who include shares in a registration) participating in any registration, qualification, or compliance effected pursuant to this Exhibit B with respect to Registrable Securities held by such Holder, each of its officers, directors, partners, controlling persons and legal counsel, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages, and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state, or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners, controlling persons and legal counsel, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and/or defending any such claim, loss, damage, liability, or action, as incurred, provided that the Company will not be liable in any case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, made in reliance on and in conformity with written information furnished to the Company by a Holder or underwriter specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its officers, directors, partners, controlling persons and legal counsel, each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls such underwriter, and each other Holder, each of its officers, directors, controlling person and partners, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and will reimburse the Company, such other Holders, such directors, officers, persons, underwriters, controlling persons or legal counsel for any legal or any other expenses reasonably incurred in connection with investigating and/or defending any such claim, loss, damage, liability, or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein. Notwithstanding anything herein to the contrary, the total amount for which any Holder shall be liable under this subsection 1.6(b) shall not exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

          (c) Each party entitled to indemnification under this Section 1.6 (the "Indemnified Party") shall give notice to the party required to provide such indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at its own expense. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 1.6 only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.


     1.7  Information by Holder. The Holders of Registrable Securities included
          ---------------------
in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Exhibit B.

     1.8  Limited Transfer of Registration Rights. The rights granted under this
          ---------------------------------------
Exhibit B may not be assigned or otherwise conveyed except to a Permitted Transferee; and only if the Company is promptly given written notice, signed by the transferor and transferee, setting forth such transferee's name and address and said transferee's agreement to be bound by the provisions of this Agreement.

     1.9  Market Stand-off Agreement. Each Holder agrees that in connection with
          --------------------------
any registration of the Company's securities, that upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, that said Holder shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Registrable Securities, other than those included in the offering, without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least 120 days following the effective date of registration of such offering, provided that all officers of the Company have also entered into similar agreements. The Company shall have the right to impose "stop transfer" instructions during such 120 day period with respect to any securities subject to the foregoing restriction.

2. GENERAL.
   -------


     2.l  Waivers and Amendments.  With the written consent of the record or
          ----------------------
beneficial holders of at least a majority of the Registrable Securities, the obligations of the Company and the rights of the Holders of the Registrable Securities under this agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 2.1.

     2.2  Governing Law. This Agreement shall be governed in all respects by the
          -------------
laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

     2.3  Successors and Assigns. Except as otherwise expressly provided herein,
          ----------------------
the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     2.4  Entire Agreement. Except as set forth below, this Agreement and the
          ----------------
other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     2.5  Notices, etc. All notices and other communications required or
          ------------
permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to Holder, at such Holder's address as set forth in the heading to this Agreement, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth in the heading to this Agreement, or at such other address as the Company shall have furnished to the Holder in writing.

     2.6  Severability. In case any provision of this Agreement shall be
          ------------
invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreements shall not in any way be affected or impaired thereby.

     2.7  Titles and Subtitles. The titles of the sections and subsections of
          --------------------
this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     2.8  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

Company:

     NETVANTAGE, INC.


     By:  /s/ Stephen R. Rizzone
        ----------------------------------
           President or Vice President



     By:  /s/ Thomas V. Baker
        ----------------------------------
           Secretary or Ass't Secretary


Purchaser:

     SILICON VALLEY BANK


     By:  /s/ [SIGNATURE APPEARS HERE]
        ----------------------------------
     Title: Sr. Vice President
            ------------------------------

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                  -------------------------------------------


                           WARRANT TO PURCHASE STOCK

WARRANT TO PURCHASE 30,000            ISSUE DATE:  JULY 15, 1996
SHARES OF THE CLASS A COMMON          EXPIRATION DATE:  JULY 15, 2001
STOCK OF NETVANTAGE, INC.             INITIAL EXERCISE PRICE:  $9.875 PER SHARE


THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, SILICON VALLEY BANK ("Holder") is entitled to purchase the number of fully paid and non-assessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1.  EXERCISE.

          1.1 METHOD OF EXERCISE. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

          1.2 CONVERSION RIGHT. In lieu of exercising this Warrant as specified in Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant Section 1.4.

          1.3 [ALTERNATIVE STOCK APPRECIATION RIGHT. At Holder's option, the Company shall pay Holder the fair market value of the Shares issuable upon conversion of this Warrant pursuant to Section 1.2 in cash in lieu of such Shares.]

          1.4 FAIR MARKET VALUE. If the Shares are traded in a public market, the fair market value of the Shares shall be * [the closing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company.] If the Shares are not ** traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

          * THE AVERAGE OF THE CLOSING PRICE OF SUCH STOCK ON THE NASDAQ NATIONAL MARKET SYSTEM OR SMALL CAP ISSUE MARKET, AS APPLICABLE, FOR THE TEN TRADING DAYS IMMEDIATELY PRECEDING THE DATE OF RECEIPT BY THE COMPANY OF THE NOTICE OF EXERCISE

          ** NO LONGER

          1.5 DELIVERY OF CERTIFICATE AND NEW WARRANT. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

          1.6 REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

          1.7 REPURCHASE ON SALE, MERGER OR CONSOLIDATION OF THE COMPANY.

          1.7.1. "ACQUISITION". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

          1.7.2. ASSUMPTION OF WARRANT. If upon the closing of any Acquisition the successor entity assumes the

NOTE TO EDGAR VERSION: Deleted language is indicated by brackets, not strike-throughs.

Silicon Valley Bank                                    Warrant to Purchase Stock
--------------------------------------------------------------------------------

obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly.

          1.7.3. NONASSUMPTION. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to
Section 1.2 and thereafter Holder shall participate in the acquisition on the same terms as other holders of the same class of securities of the Company.

          1.7.4. [PURCHASE RIGHT. Notwithstanding the foregoing, at the election of Holder, the Company shall purchase the unexercised portion of this Warrant for cash upon the closing of any Acquisition for an amount equal to (a) the fair market value of any consideration that would have been received by Holder in consideration of the Shares had Holder exercised the unexercised portion of this Warrant immediately before the record date for determining the shareholders entitled to participate in the proceeds of the Acquisition, less
(b) the aggregate Warrant Price of the Shares, but in no event less than zero.]

ARTICLE 2.  ADJUSTMENTS TO THE SHARES.

          2.1 STOCK DIVIDENDS, SPLITS, ETC. If the Company declares or pays a dividend on its common stock (or the Shares if the Shares are securities other than common stock) payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, or, if the Shares are securities other than common stock, subdivides the Shares in a transaction that increases the amount of common stock into which the Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

          2.2 RECLASSIFICATION, EXCHANGE OR SUBSTITUTION. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Articles of Incorporation upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this
Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

          2.3 ADJUSTMENTS FOR COMBINATIONS, ETC. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

          2.4 ADJUSTMENTS FOR ADDITIONAL ISSUANCES. The number of Shares issuable upon exercise of this Warrant shall be subject to adjustment, from time to time, as set forth in this Section 2.4. The term "Silicon Percentage Interest" shall mean the ratio of the number of shares subject of this Warrant as of the date hereof to the number of fully diluted shares of the Company as in effect as of the date hereof. At such time, and from time to time, that the number of fully diluted shares of the Company increases, the number of shares subject of this Warrant shall be considered increased by such an amount in order to maintain in effect the Silicon Percentage Interest at all times with respect to the number of shares subject of this Warrant as a ratio to the then increased number of fully diluted shares, provided in no instance shall the number of
                                --------
shares subject of this Warrant be reduced.

          As used herein the number of fully diluted shares means the aggregate amount of all common stock (including reissued shares) issued (or deemed to be issued as noted in the following sentences). The shares of common stock ultimately issuable upon exercise of an option (including the shares of common stock ultimately issuable upon conversion or exercise of a convertible security issuable pursuant to an option) are deemed to be issued when the option is Issued. The shares of common stock ultimately issuable upon conversion or exercise of a convertible security (other than a convertible security issued pursuant to an option) shall be deemed Issued upon issuance of the convertible security.

          2.5 NO IMPAIRMENT. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares or its common stock other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable

Silicon Valley Bank                                    Warrant to Purchase Stock
--------------------------------------------------------------------------------

upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

          2.6 FRACTIONAL SHARES. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder amount computed by multiplying the fractional interest by the fair market value of a full Share.

          2.7 CERTIFICATE AS TO ADJUSTMENTS. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3.  REPRESENTATIONS AND COVENANTS OF THE COMPANY.

          3.1 REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Holder as follows:

          (a) The initial Warrant Price referenced on the first page of this Warrant is not greater than (i) the price per share at which the Shares were last issued in an arms-length transaction in which at least $500,000 of the Shares were sold and (ii) the fair market value of the Shares as of the date of this Warrant.

          (b) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

          3.2 NOTICE OF CERTAIN EVENTS. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in
(c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

          3.3 INFORMATION RIGHTS. So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all notices or other written communications to the shareholders of the Company, (b) within ninety (90) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and
(c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements.

          3.4 REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED. The Company agrees that the Shares or, if the Shares are convertible into common stock of the Company, such common stock, shall be subject to the registration rights set forth on Exhibit B, if attached.

ARTICLE 4.  MISCELLANEOUS.
            -------------

          4.1 TERM: NOTICE OF EXPIRATION. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. The Company shall give Holder written notice of Holder's right to exercise this Warrant in the form attached as Appendix 2 not more than 90 days and not less than 30 days before the Expiration Date. If the notice is not so given, the Expiration Date shall automatically be extended until 30 days after the date the Company delivers the notice to Holder.

          4.2 LEGENDS. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

          4.3 COMPLIANCE WITH SECURITIES LAWS ON TRANSFER. This Warrant and the Shares issuable upon exercise this Warrant (and the securities issuable, directly or indirectly upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without

Silicon Valley Bank                                    Warrant to Purchase Stock
--------------------------------------------------------------------------------

compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holders notice of proposed sale.

          4.4 TRANSFER PROCEDURE. Subject to the provisions of Section 4.2 and Section 4.3, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

          4.5 NOTICES. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time.

          4.6 WAIVER. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          4.7 ATTORNEYS FEES. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

          4.8 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                                       NETVANTAGE, INC.


                                       By /s/ Stephen R. Rizzone
                                         -----------------------------------
                                         Chairman of the Board, President or
                                         Vice President


                                       By /s/ Thomas V. Baker
                                         -----------------------------------
                                         Secretary or Ass't Secretary

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                           -------------------------

                           WARRANT TO PURCHASE STOCK


WARRANT TO PURCHASE 30,000            ISSUE DATE:  AUGUST 16, 1996
SHARES OF THE CLASS A COMMON          EXPIRATION DATE:  AUGUST 16, 2001
STOCK OF NETVANTAGE, INC.             INITIAL EXERCISE PRICE:  $11.44 PER SHARE


THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, SILICON VALLEY BANK ("Holder") is entitled to purchase the number of fully paid and non-assessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1.  EXERCISE.

          1.1 METHOD OF EXERCISE. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

          1.2 CONVERSION RIGHT. In lieu of exercising this Warrant as specified in Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant Section 1.4.

          1.3 [ALTERNATIVE STOCK APPRECIATION RIGHT. At Holder's option, the Company shall pay Holder the fair market value of the Shares issuable upon conversion of this Warrant pursuant to Section 1.2 in cash in lieu of such Shares.]

          1.4 FAIR MARKET VALUE. If the Shares are traded in a public market, the fair market value of the Shares shall be * [the closing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company.] If the Shares are [not] ** traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

          * THE AVERAGE OF THE CLOSING PRICE OF SUCH STOCK ON THE NASDAQ NATIONAL MARKET SYSTEM OR SMALL CAP ISSUE MARKET, AS APPLICABLE, FOR THE TEN TRADING DAYS IMMEDIATELY PRECEDING THE DATE OF RECEIPT BY THE COMPANY OF THE NOTICE OF EXERCISE

          ** NO LONGER

          1.5 DELIVERY OF CERTIFICATE AND NEW WARRANT. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

          1.6 REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

          1.7 REPURCHASE ON SALE, MERGER OR CONSOLIDATION OF THE COMPANY.

          1.7.1. "ACQUISITION". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

          1.7.2. ASSUMPTION OF WARRANT. If upon the closing of any Acquisition the successor entity assumes the


NOTE TO EDGAR VERSION:  Deleted language is indicated by brackets, not strike-throughs.

Silicon Valley Bank                                    Warrant to Purchase Stock
--------------------------------------------------------------------------------

obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly.

          1.7.3. NONASSUMPTION. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to
Section 1.2 and thereafter Holder shall participate in the acquisition on the same terms as other holders of the same class of securities of the Company.

          1.7.4. [PURCHASE RIGHT. Notwithstanding the foregoing, at the election of Holder, the Company shall purchase the unexercised portion of this Warrant for cash upon the closing of any Acquisition for an amount equal to (a) the fair market value of any consideration that would have been received by Holder in consideration of the Shares had Holder exercised the unexercised portion of this Warrant immediately before the record date for determining the shareholders entitled to participate in the proceeds of the Acquisition, less
(b) the aggregate Warrant Price of the Shares, but in no event less than zero.]

ARTICLE 2.  ADJUSTMENTS TO THE SHARES.

          2.1 STOCK DIVIDENDS, SPLITS, ETC. If the Company declares or pays a dividend on its common stock (or the Shares if the Shares are securities other than common stock) payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, or, if the Shares are securities other than common stock, subdivides the Shares in a transaction that increases the amount of common stock into which the Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

          2.2 RECLASSIFICATION, EXCHANGE OR SUBSTITUTION. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Articles of Incorporation upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this
Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

          2.3 ADJUSTMENTS FOR COMBINATIONS, ETC. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

          2.4 ADJUSTMENTS FOR ADDITIONAL ISSUANCES. The number of Shares issuable upon exercise of this Warrant shall be subject to adjustment, from time to time, as set forth in this Section 2.4. The term "Silicon Percentage Interest" shall mean the ratio of the number of shares subject of this Warrant as of the date hereof to the number of fully diluted shares of the Company as in effect as of the date hereof. At such time, and from time to time, that the number of fully diluted shares of the Company increases, the number of shares subject of this Warrant shall be considered increased by such an amount in order to maintain in effect the Silicon Percentage Interest at all times with respect to the number of shares subject of this Warrant as a ratio to the then increased number of fully diluted shares, provided in no instance shall the number of
                                --------
shares subject of this Warrant be reduced.

          As used herein the number of fully diluted shares means the aggregate amount of all common stock (including reissued shares) issued (or deemed to be issued as noted in the following sentences). The shares of common stock ultimately issuable upon exercise of an option (including the shares of common stock ultimately issuable upon conversion or exercise of a convertible security issuable pursuant to an option) are deemed to be issued when the option is Issued. The shares of common stock ultimately issuable upon conversion or exercise of a convertible security (other than a convertible security issued pursuant to an option) shall be deemed Issued upon issuance of the convertible security.

          2.5 NO IMPAIRMENT. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares or its common stock other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable

Silicon Valley Bank                                    Warrant to Purchase Stock
--------------------------------------------------------------------------------

upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

          2.6 FRACTIONAL SHARES. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder amount computed by multiplying the fractional interest by the fair market value of a full Share.

          2.7 CERTIFICATE AS TO ADJUSTMENTS. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3.  REPRESENTATIONS AND COVENANTS OF THE COMPANY.

          3.1 REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Holder as follows:

          (a) The initial Warrant Price referenced on the first page of this Warrant is not greater than (i) the price per share at which the Shares were last issued in an arms-length transaction in which at least $500,000 of the Shares were sold and (ii) the fair market value of the Shares as of the date of this Warrant.

          (b) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

          3.2 NOTICE OF CERTAIN EVENTS. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in
(c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

          3.3 INFORMATION RIGHTS. So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all notices or other written communications to the shareholders of the Company, (b) within ninety (90) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and
(c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements.

          3.4 REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED. The Company agrees that the Shares or, if the Shares are convertible into common stock of the Company, such common stock, shall be subject to the registration rights set forth on Exhibit B, if attached.

ARTICLE 4.  MISCELLANEOUS.
            -------------

          4.1 TERM: NOTICE OF EXPIRATION. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. The Company shall give Holder written notice of Holder's right to exercise this Warrant in the form attached as Appendix 2 not more than 90 days and not less than 30 days before the Expiration Date. If the notice is not so given, the Expiration Date shall automatically be extended until 30 days after the date the Company delivers the notice to Holder.

          4.2 LEGENDS. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

          4.3 COMPLIANCE WITH SECURITIES LAWS ON TRANSFER. This Warrant and the Shares issuable upon exercise this Warrant (and the securities issuable, directly or indirectly upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without

Silicon Valley Bank                                    Warrant to Purchase Stock
--------------------------------------------------------------------------------

compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holders notice of proposed sale.

          4.4 TRANSFER PROCEDURE. Subject to the provisions of Section 4.2 and Section 4.3, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

          4.5 NOTICES. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time.

          4.6 WAIVER. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          4.7 ATTORNEYS FEES. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

          4.8 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                                       NETVANTAGE, INC.


                                       By /s/ Stephen R. Rizzone
                                         -----------------------------------
                                         Chairman of the Board, President or
                                         Vice President


                                       By /s/ Thomas V. Baker
                                         -----------------------------------
                                         Secretary or Ass't Secretary